UNITED COMMUNICATIONS HUB, INC.

                                2003 STOCK PLAN


     1.   Purpose and Eligibility.
          -----------------------

          (a) This Amended and Restated Stock Plan (the "Plan") adopted as of April 25, 2003 (the "Effective Date") is intended to advance the interests of United Communications Hub, Inc. (the "Company"), and its Related Corporations as defined below, and as now existing or later constituted, by enhancing the ability of the Company and its Related Corporations to attract and retain qualified employees, consultants, officers and directors by creating incentives and rewards for their contributions to the success of the Company. This Plan will provide:

          (i) officers and other employees of the Company and its Related Corporations opportunities to purchase common stock ("Common Stock") of the Company pursuant to Options granted hereunder which qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code");

          (ii) directors, officers, employees and consultants of the Company and its Related Corporations opportunities to purchase Common Stock of the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options");


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
          (iii) directors, officers, employees and consultants of the Company and its Related Corporations issuances and awards of Common Stock of the Company ("Awards");

          (iv) directors, officers, employees and consultants of the Company and its Related Corporations opportunities to make direct purchases of Common Stock in the Company ("Purchases"); and

          (v) non-employee directors of the Company and its Related Corporations with the opportunities to purchase Common Stock in the Company pursuant to options granted hereunder ("Non-Discretionary Options").

          (b) ISOs, Non-Discretionary Options and Non-Qualified Options are referred to hereafter as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." For purposes of the Plan, the term "Related Corporations" shall mean a corporation which is a subsidiary corporation with respect to the Company within the meaning of Section 425(f) of the Code.

          (c) This Plan is intended to comply in all respects with Rule 16b-3 and its successor rules ("Rule 16b-3") as promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for participants who are subject to Section 16 of the Exchange Act. To the extent any provision of the Plan or action by the Board or Committee fails to


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
so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by Board or Committee. Provided, however, such exercise of
                                             --------  -------
discretion shall not interfere with the contract rights of any participant. In the event that any interpretation or construction of the Plan is required, it shall be interpreted and construed in order to ensure, to the maximum extent permissible by law, that such participant does not violate the short-swing profit provisions of Section 16(b) of the Exchange Act and that any exemption available under Rule 16b-3 is available.

     2.     Administration  of  the  Plan.
            -----------------------------

          (a) The Plan may be administered by the entire board of directors of the Company (the "Board") or by a committee as defined below (the
"Committee"). Such Committee will be comprised solely of two or more Non-Employee Directors as that term is defined by Rule 16b-3(b)(3) promulgated under the Exchange Act, or the Company shall otherwise act in accordance with the permissible interpretations of Rule 16b-3.

               (1) If a Committee is created by the Board to administer the Plan, the Committee shall continue to serve until otherwise directed by the
Board. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.


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
               (2) Subject to ratification of the grant of each Option, Award, or Purchase, by the Board (but only if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and its Related Corporations, from among the class of employees eligible under Section 3 to receive ISOs, to whom ISOs may be granted; and to determine, from among the class of individuals and entities eligible under Section 3 to receive Non-Qualified Options, Awards and authorizations to make Purchases, to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Stock Rights may be granted;
(iii) determine the exercise price of shares subject to each Option and the purchase price of shares subject to each Purchase which price shall not be less than the fair market value defined by Section 7; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) except for Non-Discretionary Options, determine (subject to Section 6) the time or times when each Option shall become exercisable, the duration of the exercise period and when each Option or Stock Right shall vest; (vi) determine whether restrictions such as repurchase Options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any; and
(vii) interpret the Plan and promulgate and rescind rules and regulations relating to it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final, binding and conclusive unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.

               (3) No members of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted


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
under it. No member of the Committee or the Board shall be liable for any act or omission of any other member of the Committee or the Board or for any act or omission on his own part, including but not limited to the exercise of any power and discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

          (b) The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. All references in the Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

          (c) Stock Rights may be granted to members of the Board, whether such grants are in their capacity as directors, officers or consultants. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of the Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

          (d) In addition to such other rights of indemnification as he may have as a member of the Board, and with respect to administration of the Plan and the granting of Stock Rights under it, each member of the Board and of the Committee shall be entitled without further act on his part to indemnification from the Company for all expenses (including, but only to the


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
extent permissible and advisable under applicable law, advances of litigation expenses, the amount of judgment and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by him in connection with or arising out of any action, suit or proceeding, including any appeal thereof, with respect to the administration of the Plan or the granting of Stock Rights under it in which he may be involved by reason of his being or having been a member of the Board or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the incurring of such expenses; provided, however, that such indemnity shall not
                                --------  -------
include any expenses incurred by such member of the Board or the Committee (i) in respect of matters as to which he shall be finally adjudged in such action, suit or proceeding to have been guilty of or liable for gross negligence or willful misconduct in the performance of his duties as a member of the Board or the Committee; (ii) in respect of any matter in which any settlement is effected to an amount in excess of the amount approved by the Company on the advice of its legal counsel; or (iii) arising from any action in which person asserts a claim against the Company whether such claim is termed a complaint, counterclaim, cross-claim, third party complaint or otherwise and provided further that no right of indemnification under the provisions set forth herein shall be available to any such member of the Board or the Committee unless within 10 days after institution of any such action, suit or proceeding he shall have offered the Company in writing the opportunity to handle and defend such action, suit or proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board or the Committee and shall be in addition to all other rights to which such member of the Board or the Committee would be entitled to as a matter of law, contract or otherwise. Provided,
                                                                       --------
however,  the  exception  in  Section 2(d)(iii) shall not apply to an action for
-------
indemnification under circumstances where the Company has failed to provide indemnification to the Board or Committee member which indemnification is required


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
by  the  Plan.

     (e) In addition, provided such action is otherwise consistent with the Plan, is exempt from Section 16(b) of the Exchange Act (by virtue of Rule 16b-3 or otherwise), and is made pursuant to Sections 122(15) and 157 of the Delaware General Corporation Law, or similar or successor provisions, the Board may, by a resolution adopted by the Board, authorize one or more officers of the Company to do one or both of the following: (i) designate officers and employees of the Company or of any of its subsidiaries to be recipients of Stock Rights created by the Company and (ii) determine the number of Stock Rights to be received by such officers and employees; provided, however, that the resolution so
                                 --------   -------
authorizing such officer or officers shall specify the total number of Stock Rights such officer or officers may so grant. The Board may not authorize such officer to designate himself or herself as a recipient of any such Stock Rights. All decisions made by such officer or officers, as the case may be, pursuant to the authority granted to him or her hereby, shall be final and binding on all persons, including the Company and the persons receiving Stock Rights by virtue of the Plan. The officer or officers so authorized shall be indemnified as provided for herein (to the extent permissible under applicable law) as if such officer or officers were acting as a member or members, as the case may be, of the Committee as provided herein the Plan.


     3.   Eligible Employees and Others.
          -----------------------------

          (a) ISOs may be granted to any employee of the Company or any employee of a Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Subject to compliance with Rule 16b-3 and other applicable


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
securities laws, Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from participation in any other grant of Stock Rights.

          (b) All directors of the Company who are not employees or 10% stockholders of the Company or Related Corporations shall automatically receive grants of ______ restricted shares of the Company's Common Stock and ______ Non-Qualified Options (i) upon election or appointment to the Board if not a member of the Board as of the Effective Date; and (ii) after all Common Stock grants and Non-Qualified Options previously granted pursuant to this Section have vested if vesting occurs during the term of office of such directors. The exercise price of the Options shall be fair market value as defined by
Section 7. The stock grants and Options shall vest in six equal increments of ______ shares of Common Stock and ______ Options per director on each June 30 and December 31, provided that the director is still serving as a director of the Company on the applicable vesting date. To the extent that any shares of Common Stock do not vest, the shares shall be forfeited. To the extent that any Options which have not been exercised do not vest, the Options shall lapse. [LARRY: THIS CAN BE DELETED IF YOU CHOOSE NOT TO GIVE AUTOMATIC GRANTS TO YOUR DIRECTORS OR WE CAN PROVIDE EFFECTIVE ONLY UPON MERGER WITH 12(G) COMPANY]

          (c) The Options shall be exercisable for a period of 10 years from the date of


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
grant, except where a shorter period is required by the Code for certain ISOs or where the Board or Committee selects a shorter period at the time of any discretionary grant.

          (d) The "formula" grant contained in Section 3(b) above shall not be amended more than once every six months, other than to comport with changes in the Code or in ERISA.

     4.     Common  Stock.  The  Common  Stock  subject to Stock Rights shall be
            -------------
authorized but unissued shares of Common Stock, par value $0.001, or shares of Common Stock reacquired by the Company in any manner, including purchase, forfeiture or otherwise. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 3,500,000 shares of Common Stock issuable in connection with Option exercises, Awards or Purchases, and are subject to adjustment as provided in Section 14. If any Stock Rights granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Stock Rights and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.


     5.   Granting of Stock Rights.
          ------------------------

          (a) Stock Rights may be granted under the Plan at any time on and after the Effective Date provided, however, no ISO shall be granted more than 10 years after the Effective Date. The date of grant of a Stock Right under the Plan will be the date specified by the Committee


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
at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to Section 17.

          (b) The Committee shall grant Stock Rights to participants that it, in its sole discretion, selects. Stock Rights shall be granted on such terms as the Committee shall determine except that ISOs shall be granted on terms that comply with the Code and regulations thereunder.

          (c) Notwithstanding any other provision of the Plan, the Committee may impose conditions and restrictions on any grant of Stock Rights including forfeiture of vested Options and the cancellation of Common Stock acquired in connection with any Stock Right.

     6.     Sale  of  Shares.  Any shares of the Company's Common Stock acquired
            ----------------
pursuant to Stock Rights granted hereunder shall not be sold by any officer, as defined in this Plan, or director until at least six months elapse from the date of acquisition of such Stock Rights. Nothing in this Section 6 shall be deemed to reduce the holding period set forth under the applicable securities laws.

     7.   ISO Minimum Option Price and Other Limitations.
          ----------------------------------------------

          (a) The exercise price per share relating to all Options granted under the Plan shall not be less than the fair market value per share of Common Stock. For purposes of determining the exercise price, the date of the grant shall be the later of (i) the date of approval by


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
the Committee or the Board, or (ii) for ISOs, the date the recipient becomes an employee of the Company. In the case of an ISO to be granted to an employee owning Common Stock which represents more than 10 percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant and such ISO shall not be exercisable after the expiration of five years from the date of grant.

          (b) In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000.

          (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last trading day prior to the date such Option is granted and shall mean:

               (1) the closing price of the Company's shares appearing on a national securities exchange if the principal market for such shares is an exchange or if not listed, appearing on the Nasdaq Stock Market ("Nasdaq");

               (2) if the Company's shares are not listed on Nasdaq, then the closing price if reported or the average bid and asked price for its shares as listed on the Over-the-Counter Bulletin Board (the "Bulletin Board"); or


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
               (3) if the Company's shares are not listed on the Bulletin Board, then the closing price if reported or the average bid and asked price for the Company's shares as listed in the National Quotation Bureau's "pink sheets"; or

               (4) if there are no listed bid and asked prices published in the pink sheets, then the market value shall be based upon the average closing bid and asked price as determined following a polling of all dealers making a market in the Company's Common Stock; or.

               (5) if there is no regularly established trading market for the Company's Common Stock, the fair market value shall be established by the Board or the Committee taking into consideration all relevant factors including the most recent price at which the Company's Common Stock was sold.

     8.     Duration  of  Stock  Rights.  Subject  to  earlier  termination  as
            ---------------------------
provided in Sections 5, 9, 10 and 11, each Stock Right shall expire on the date specified in the original instrument granting such Stock Right (except with respect to any part of an ISO that is converted into a Non-Qualified Option pursuant to Section 17), provided, however, that such instrument must comply
                             --------  -------
with Section 422 of the Code with regard to ISOs and Rule 16b-3 with regard to all Stock Rights granted pursuant to this Plan to officers, directors and 10% stockholders of the Company. For the purpose of this Plan, the term "officer" shall have the same meaning as defined in Rule 16a-1(f) promulgated under the Exchange Act.

     9.     Exercise of Options.  Subject to the provisions of Sections 3(b) and
            -------------------
9  through  13,


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
each Option granted under the Plan shall be exercisable as follows:

          (a) The Options shall either be fully vested and exercisable from the date of grant or shall vest and become exercisable in such installments as the Committee may specify.

          (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          (c) Each Option or installment, once it becomes exercisable, may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          (d) The Committee shall have the right to accelerate the vesting date of any installment of any Stock Right; provided that the Committee shall
                                               -------- ----
not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Section 17) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code (also described in Section 7(b)). The vesting date of all Stock Rights shall accelerate in the event of any of the following: (i) the Company is to merge or consolidate with or into any other corporation or entity except a transaction where the Company is the surviving corporation or a change of domicile merger or similar transaction exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), (ii) the sale of all or substantially all of the Company's assets, (iii) the sale of at least 90% of the outstanding Common Stock of the Company to a third party (subsections (i), (ii)


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
and (iii) collectively referred to as an "Acquisition"); or (iv) the Company is dissolved. Upon a minimum of 20 days prior written notice to the optionees, the exercisability of such Stock Rights shall commence two business days prior to the earlier of the scheduled closing of an Acquisition or proposed dissolution or the actual closing of an Acquisition or proposed dissolution.

          (e) All Stock Rights shall be subject to any vesting requirements imposed by the Committee. In the event of an Acquisition or dissolution of the Company, all unvested Stock Rights shall immediately vest two business days prior to the earlier of the scheduled closing of the Acquisition or proposed dissolution or the actual closing of the Acquisition or proposed dissolution and a minimum of 20 days notice of such vesting shall be given to the holders of such Stock Rights.

     10.     Termination  of Employment.  Subject to any greater restrictions or
             --------------------------
limitations as may be imposed by the Committee upon the granting of any Option, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate as provided for in the grant or on the day three months after the day of the termination of his employment, whichever is earlier, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 17. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to re-employment is guaranteed by statute. A leave of absence with the written approval of the

Company's Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations so long as the optionee continues to be an employee of the Company or any Related Corporation.

     11.     Death;  Disability.  Subject  to  any  greater  restrictions  or
             ------------------
limitations  as may be imposed by the Committee upon the granting of any Option:

          (a) If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of such employee may be exercised to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISOs specified expiration date or three months from the date of the optionee's death.

          (b) If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment until the earlier of (i) the ISOs specified expiration date or (ii) one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
Section  22(e)(3)  of  the  Code  or  successor  statute.

     12.  Assignment, Transfer or Sale.
          ----------------------------

          (a) No Option granted to an employee who is an officer, director or beneficial owner of 10% or more of the Company's securities registered under
Section 12 of the Exchange Act ("10% Owner"), shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee, each Option shall be exercisable only by him, his guardian or legal representative. The shares underlying ISOs granted to the above persons cannot be assigned, transferred or sold until at least two years from the date of the granting of the ISO and one year after the transfer of such shares to the participant.

          (b) The shares underlying such Stock Rights granted to any officer, director or 10% Owner of the Company's securities shall not be sold, assigned or transferred by the grantee until at least six months elapse from the date of the Option grant.

          (c) Provided however, any officer, director or 10% Owner may transfer Options to members of his or her immediate family (i.e. children,
                                                                  ---
grandchildren or spouse), to trusts for the immediate benefit of such family members and to partnerships in which such family members are the only partners, upon approval of the Committee so long as no consideration is received for the transfer.

     13.     Terms  and  Conditions  of  Stock  Rights.  Stock  Rights  shall be
             -----------------------------------------
evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 5 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     14.     Adjustments.  Upon the occurrence of any of the following events, a
             -----------
grantee's right with respect to Stock Rights granted to him hereunder shall be adjusted as hereinafter provided unless otherwise specifically provided in the written agreement between the grantee and the Company relating to such Stock
Rights:

          (a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) If the Company is to be consolidated with or acquired by another entity pursuant to an Acquisition, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options not exercised pursuant to
Section  10,  either (i) make appropriate provision for the continuation of such

Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of common stock in connection with the Acquisition; or (ii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options over the exercise price thereof.

          (c) In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 14(b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          (d) Notwithstanding the foregoing, any adjustments made pursuant to Section 14(a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs it may refrain from making such adjustments.

          (e) Except as expressly provided herein, no issuance by the Company of shares of Common Stock of any class or securities convertible into shares of Common Stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends or other distributions paid in cash or in property other than securities of the Company.

          (f) No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          (g)     Upon the happening of any of the foregoing events described in
Section 14 (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 14 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subsections. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 14 and, subject to Section 2, its determination shall be conclusive. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in Section 14 (a), (b) or
(c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

     15.     Means  of  Exercising  Stock  Rights.
             ------------------------------------

          (a) A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor either (i) in United

States dollars by check or wire transfer; or (ii) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right; or (iii) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code, or (iv) at the discretion of the Committee, by any combination of (i), (ii) and (iii) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (ii), (iii) or (iv) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

          (b) Each notice of exercise shall, unless the shares of Common Stock are covered by a then current registration statement under the Securities Act, contain the holder's acknowledgment in form and substance satisfactory to the Company that (i) such shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the holder has been advised and understands that (1) the shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer and (2) the Company is under no obligation to register the shares under the Securities Act or to take any action which would make available to the holder any exemption from such registration, and (iii) such shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending registration under federal or state securities laws or the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Stock Right granted hereunder until either such event has occurred.

     16.     Term  and Amendment of Plan.  The Plan was adopted by the Board and
             ---------------------------
its stockholders on the Effective Date. The Plan shall have no expiration date, provided however that no ISOs shall be granted more than 10 years after the Plan's Effective Date. The Board may terminate or amend the Plan in any respect at any time. Except as provided herein or as specified in the original instrument granting such Stock Right, no action of the Board or stockholders may alter or impair the rights of a grantee, without his consent, under any Stock
Right  previously  granted  to  him.

     17.     Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
             ------------------------------------------------------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     18.     Application  of  Funds.  The  proceeds received by the Company from
             ----------------------
the sale of shares pursuant to Stock Rights granted under the Plan shall be used for general corporate purposes or any other lawful purposes.

     19.     Governmental  Regulations.  The  Company's  obligation  to sell and
             -------------------------
deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20.     Withholding  of  Additional  Income  Taxes.  Upon the exercise of a
             ------------------------------------------
Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Section 21) the Company, in accordance with Section 3402(a) of the Code may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition the exercise of an Option on the payment of such withholding taxes.

     To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any Option, the Company shall have the discretion to determine if any optionee may elect to satisfy such withholding requirement by
(i) paying the amount of the required withholding tax to the Company; (ii) delivering to the Company shares of its Common Stock previously owned by the optionee; or (iii) having the Company retain a portion of the shares covered by the Option exercise. If permitted by the Company, the number of shares to be delivered to or withheld by the Company times the fair market value of such shares shall equal the cash required to be withheld. To the extent that the participant is authorized to either deliver or have withheld shares of the Company's Common Stock, the Board, or the Committee, may require him to make such election only during a certain period of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

     21.     Notice  to Company of Disqualifying Disposition.  Each employee who
             -----------------------------------------------
receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the date of employee was granted the ISO or (ii) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     22.     Continued  Employment.  The  grant of a Stock Right pursuant to the
             ---------------------
Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Related Corporation to retain the grantee in the employ of the Company or a Related Corporation, as a member of the Company's Board or in any other capacity, whichever the case may be.

     23.     Governing  Law; Construction.  The validity and construction of the
             ----------------------------
Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing the Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

     24.     Forfeiture.  Notwithstanding  any other provision of this Plan, all
             -----------
vested Options shall be immediately forfeited in the event of:

          (a) Termination of the relationship with the optionee for cause including, but not limited to, fraud, theft, dishonesty and violation of Company policy;

          (b) Purchasing or selling securities of the Company without written authorization in accordance with the Company's inside information guidelines then in effect;

          (c) Breaching any duty of confidentiality including that required by the Company's inside information guidelines then in effect;

          (d)     Competing  with  the  Company;

          (e) Failure to execute the Company's standard option agreement or any lock-up agreement in conjunction with a grant under the Plan, provided that such lock-up agreement is also required to be executed by the Company's officers and directors; or

          (f) A finding by the Board that optionee has acted against the interests of the Company.